Exhibit 10.2

GUARANTY

This Guaranty is executed as of June 20, 2013 by the undersigned TripAdvisor, Inc., a Delaware corporation (the “Guarantor”), for the benefit of Normandy GAP-V Needham Building 3, LLC, a Delaware limited liability company, and its successors and assigns as set forth below.

A. TripAdvisor LLC, a Delaware limited liability company, as Tenant, and Normandy GAP-V Needham Building 3, LLC, a Delaware limited liability company, as Landlord, are entering into that certain Lease of even date herewith (as the same may from time to time hereafter be amended or assigned, the “Lease”) for certain premises in the office park known as Center 128, Needham, Massachusetts. Capitalized terms used and not defined in this Guaranty shall have the meanings set forth in the Lease.

B. Guarantor has advised Landlord that Tenant is a wholly owned subsidiary of TripAdvisor Holdings LLC, a Delaware limited liability company, and that TripAdvisor Holdings LLC is a wholly owned subsidiary of Guarantor, a publicly traded company.

C. Landlord has required the execution and delivery of this Guaranty as a condition of Landlord entering into the Lease, and Guarantor has provided this Guaranty as a material inducement for Landlord to enter into and execute the Lease, with the intention that Guarantor shall guarantee the payment and performance of all of Tenant’s obligations under the Lease as set forth herein.

NOW, THEREFORE, for the foregoing consideration and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

1. Guaranty. Guarantor hereby unconditionally and irrevocably guarantees to Landlord the full payment and performance of the Guaranteed Lease Obligations (as defined below), as and when the same shall be due and payable or required to be performed under the terms of the Lease. The “Guaranteed Lease Obligations” shall mean the prompt, timely, and complete payment and performance of all of the covenants, conditions, and agreements under the Lease to be performed and observed by Tenant. The Guaranteed Lease Obligations shall expressly include, without limitation, all covenants, conditions, and agreements by Tenant under the Lease in respect of the entire Term of the Lease (as the same may from time to time be extended or renewed) and for any holdover term thereafter, for the entire Premises and its appurtenances thereunder (as the same may from time to time be expanded, contracted, relocated, subleased or licensed in whole or in part, and/or assigned, whether voluntarily or otherwise, and whether or not Landlord has consented to or approved any of the foregoing matters), and all obligations under the Lease that survive the expiration or earlier termination of the Lease as provided in the Lease. Guarantor’s obligations under this Guaranty for the Guaranteed Lease Obligations shall survive the expiration or earlier termination of the Lease.

Without limiting any rights or remedies that may be exercised by Landlord under the Lease or this Guaranty, if after the expiration or earlier termination of the Lease Landlord elects to demand performance by Guarantor of any non-monetary Guaranteed Lease Obligation that requires access to the premises under the Lease in order to perform the applicable work for such non-monetary Guaranteed Lease Obligation (such as repair work or restoration work that Tenant failed to perform) and Tenant no longer has possession of or any right of access to the premises under the Lease due to the expiration or earlier termination of the Lease, then Guarantor’s obligation to undertake the performance of such work shall be conditioned on Landlord permitting Guarantor to access the applicable portion of the premises for the limited purpose of performing such work in accordance with the terms of the Lease that would have applied in the absence of such expiration or termination of the Lease, provided that nothing in this sentence shall require Landlord to grant any access rights to Guarantor of any kind (which may be permitted or denied in Landlord’s sole discretion) or to limit Guarantor’s liability under this Guaranty for any monetary Guaranteed Lease Obligations (including without limitation any monetary Guaranteed Lease Obligations that may arise from expenses and costs incurred by Landlord on account of any failure by Tenant to perform to any non-monetary Guaranteed Lease Obligation).

2. Payment by Guarantor. If all or any part of the Guaranteed Lease Obligations shall not be punctually paid when due, Guarantor shall, immediately upon demand by Landlord, and without presentment, protest, notice of protest, notice of non-payment, or any other notice whatsoever, pay to Landlord, in lawful money of the United States of America, the amount of the Guaranteed Lease Obligations due to the Landlord submitting such demand, at the address for Landlord provided below. Such demand(s) may be made at any time and from time to time, either coincident with or after the time for payment of all or part of the Guaranteed Lease Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Lease Obligations. Such demand shall be deemed made, given, and received in accordance with the notice provisions set forth below.

3. No Impairment of Guaranteed Obligations. Guarantor expressly agrees that the validity of this Guaranty, the Guaranteed Lease Obligations, and the obligations of Guarantor under this Guaranty shall not be terminated, diminished, discharged, released, or in any way impaired by reason of (a) any amendment to the Lease or any assignment, sublease, or other transfer of any interest in the Lease (Guarantor hereby agreeing that its obligations under this Guaranty shall continue in full force and effect with respect to the Lease as the same may hereafter be amended, assigned, subleased, or otherwise transferred from time to time), or (b) the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease, or (c) any delay, waiver, or failure by Landlord to enforce any of the terms, covenants, or conditions of the Lease, this Guaranty, or any other guaranty of the Lease (if any) by any other party, or (d) the granting of any indulgence, release, forbearance, or extension to Tenant, or to Guarantor, or to any other guarantor (if any), all of which may be given or done by Landlord from time to time without notice to Guarantor, or (e) any sale or other transfer by Landlord of the Property or any interest therein, including without limitation any assignment or collateral assignment of Landlord’s interest in the Lease in connection with any sale or financing of the Property or any interest therein, or (f) any relief or discharge of Tenant from, or any limitation of Tenant’s liability for, any of Tenant’s obligations under the Lease by operation of law or otherwise, including, without limitation, in connection with any proceedings under the bankruptcy laws now or hereafter enacted or similar laws for the relief of debtors, any rejection or termination of the Lease in any such proceedings, and any limitation of Tenant’s liability for its obligations or damages under the Lease under such bankruptcy or similar laws. Guarantor hereby waives notice of non-payment of Rent or any other amounts to be paid by Tenant under the Lease and waives notice of default or non-performance of any of Tenant’s other covenants, conditions, and agreements contained in the Lease. Guarantor further waives, to the fullest extent permitted by law, any and all legal, equitable, and/or surety defenses to which Guarantor might otherwise be entitled other than (i) that Guarantor has fully performed all of its obligations under this Guaranty and (ii) that Tenant has fully and timely performed all of its obligations under the Lease (which obligations of Tenant, for purposes of this Guaranty, shall be determined without regard to any relief or discharge of Tenant from, and without regard to any limitation on Tenant’s liability for, its obligations under the Lease by operation of law or otherwise, including without limitation under any proceedings under the bankruptcy laws or similar laws for the relief of debtors). In the event of the avoidance, disgorgement, reduction, reconveyance, or recovery of any payment made by Tenant to Landlord as a preference under any laws relating to the bankruptcy, reorganization, or liquidation of debtors, or as a so-called fraudulent conveyance or fraudulent transfer, or under any other applicable law, Landlord shall be entitled to recover on demand the amount of such payment from Guarantor as if such payment had never been made by Tenant.

4. Nature of Obligations. Guarantor agrees that its liability under this Guaranty shall be primary, direct, and unconditional, and that such liability shall be joint and several with Tenant, any other guarantor (if any) of Tenant’s obligations under the Lease, and any other party that may be liable for Tenant’s obligations under the Lease. In any right of action that shall from time to time accrue to Landlord under the Lease, Landlord may, at its option, proceed against Tenant, Guarantor, or such other party, either separately or concurrently, in such order and in such proceedings as Landlord may from time to time determine. Without limiting the generality of the foregoing, Landlord may, at its option and without limiting any claim against Tenant or any other party, proceed against Guarantor, without having commenced any action or having obtained any judgment against Tenant, any other guarantor, or any other party liable for Tenant’s obligations under the Lease. Guarantor hereby waives any right that Guarantor may have to require Landlord to enforce, pursue, or exhaust any remedies that Landlord may have against Tenant or any other party, including as to any security deposit or other collateral that may have been given to secure the Guaranteed Lease Obligations, or to mitigate damages or to take any other action to reduce, collect, or enforce the Guaranteed Lease Obligations. In any such proceeding, the books and records of Landlord in respect of the status of Tenant’s obligations under the Lease (including, without limitation, delinquent rent reports) shall constitute prima facie evidence of the Guaranteed Lease Obligations for purposes of this Guaranty.

5. Subordination of Claims against Tenant. Guarantor further agrees that, to the maximum extent permissible (i.e., so as not to trigger a breach of any covenants) under any then applicable debt financing to which Guarantor is a party (including, without limitation, the Credit Agreement (as defined in the Lease)), any and all claims of any nature that Guarantor or any of its affiliates may now or hereafter have against Tenant shall be subordinated to the full and final cash payment to Landlord of all obligations under the Lease and under this Guaranty. Without limiting the generality of, and subject to, the foregoing, Guarantor agrees that, if and for so long as Tenant shall have failed to satisfy any obligation under the Lease beyond any applicable notice and cure period, then prior to the full and final cash payment to Landlord of all obligations under the Lease and under this Guaranty, Guarantor shall not itself (or permit or suffer any affiliate of Guarantor to do any of the following): (i) make any claim of liability of Tenant to Guarantor or any of its affiliates (or assert any set-off or counterclaim against Tenant) by reason of paying any sum due or recoverable under this Guaranty (whether or not demanded by Landlord) or under the Lease, or by any other means or on any other ground; or (ii) attempt to prove in competition with Landlord any claim regarding any payment made under this Guaranty or under the Lease. Until such time as the Guaranteed Lease Obligations shall have been paid in full, Guarantor waives any rights of subrogation for any claims that Landlord may have against Tenant on account of any payment made by Guarantor to Landlord under this Guaranty. In furtherance of the provisions of this paragraph, Guarantor promptly will execute such instruments as Landlord may from time to time reasonably request to preserve for Landlord the benefits of the foregoing provisions.

6. Enforcement Costs and Expenses. In the event that Guarantor shall fail to timely perform any provisions of this Guaranty, Guarantor shall pay to Landlord, upon demand, (a) all costs and expenses, including without limitation reasonable attorneys’ fees and court costs, incurred by Landlord in connection with such failure and the enforcement of any obligations of Guarantor under this Guaranty, and (b) interest at the Default Rate set forth in the Lease (not to exceed the maximum rate permitted under applicable law), from the date of such demand to Guarantor until the date paid, on any amounts due under this Guaranty that have not been paid to Landlord within ten (10) days after demand for such amounts has been made to Guarantor. Such obligations shall survive the payment and performance of the applicable Guaranteed Lease Obligations, whether by Tenant, Guarantor, or any other party.

7. Notice Address. All notices and demands to Guarantor hereunder shall be deemed given when delivered to Guarantor by hand delivery, by overnight courier, or by certified mail, return receipt requested, addressed to Guarantor at the same address as notices to the Tenant are required to be provided under the Lease, or to such other notice address(es) as Guarantor may from time to time specify to Landlord by written notice delivered to Landlord at Landlord’s notice address(es) under the Lease. All notices, demands, and payments to Landlord hereunder shall be deemed given when delivered to Landlord by hand delivery, by overnight courier, or by certified mail, return receipt requested, addressed to Landlord at the same address as notices (or, as applicable, payments) to the Landlord are required to be provided under the Lease, or to such other notice or payment address(es) as Landlord may from time to time specify to Guarantor by written notice delivered to Guarantor at Guarantor’s notice address(es) as provided herein.

8. Confirmations. The provisions of this Guaranty, including without limitation the continuation of the Guaranteed Lease Obligations under Section 3 above, shall be self-operative without the need for Guarantor to execute any further instrument. In confirmation thereof, if requested by Landlord in connection with any amendment of the Lease or any sale or financing of the Property or any interest therein, Guarantor shall execute and deliver an estoppel certificate, in a commercially reasonable form, confirming the Guaranteed Lease Obligations and the status of Guarantor’s obligations under this Guaranty. In the event that Guarantor shall at any time cease to be a publicly traded company, then at Landlord’s request in connection with a sale or financing of the Property or any interest therein or otherwise at the times permitted under the Lease for Landlord to request Tenant’s financial statements, Guarantor shall provide Landlord with a copy of its most recent financial statements, which may be audited or certified in the manner set forth in the Lease for Tenant’s financial statements.

9. Jurisdiction, etc. Guarantor hereby irrevocably and unconditionally submits to personal jurisdiction in The Commonwealth of Massachusetts over any suit, action, or proceeding arising out of this Guaranty or the Lease, and Guarantor hereby waives any right to object to personal jurisdiction within The Commonwealth of Massachusetts. The initiation of any suit, action, or proceeding by Landlord against Guarantor or any property of Guarantor in any other jurisdiction shall not constitute a waiver of the agreements contained herein that the law of The Commonwealth of Massachusetts shall govern the rights of Landlord and the rights and obligations of Guarantor under this Guaranty and that Guarantor submits to personal jurisdiction within The Commonwealth of Massachusetts. Guarantor hereby waives any right to a trial by jury for any claim arising under this Guaranty or the Lease.

10. Execution. Guarantor represents and warrants to Landlord that (a) Guarantor has a direct or indirect financial interest in the Tenant, (b) the individual(s) executing this Guaranty on behalf of Guarantor are duly authorized to execute and deliver this Guaranty on behalf of Guarantor, (c) this Guaranty is a valid and binding obligation of Guarantor enforceable in accordance with its terms, and (d) Guarantor’s execution of and performance under this Guaranty violates no law, rule, regulation, agreement or contract applicable to or binding on Guarantor or Tenant.

11. General Provisions. If any term of this Guaranty, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Guaranty, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Guaranty shall be valid and enforceable to the fullest extent permitted by law. A facsimile signature or other copy of this executed Guaranty shall be sufficient to prove the execution and delivery of this Guaranty, and any such copy or reproduction thereof shall be admissible in evidence in any judicial or administrative proceeding as an original of this instrument, whether or not the original has been lost or destroyed. This Guaranty may be amended only by an instrument in writing executed by Landlord and expressly stating Landlord’s agreement to modify this Guaranty, and no amendment of this Guaranty shall be deemed to arise by reason of any course of conduct, oral or electronic communication, or failure or delay in enforcing any remedy against Tenant under the Lease or against Guarantor under this Guaranty.

12. Successors and Assigns. This Guaranty shall inure to the benefit of Landlord and its successors and assigns, including, without limitation, any assignee of Landlord’s interest pursuant to an assignment or collateral assignment of Landlord’s interest in the Lease in connection with a sale or financing of the Property or any interest therein. This Guaranty shall be binding on Guarantor and its successors and assigns, provided that Guarantor shall have no right, without the prior written consent of Landlord, to assign any of its rights, powers, duties, or obligations under this Guaranty. Any assignment of any rights or obligations under this Guaranty shall not relieve or discharge Guarantor from any obligations under this Guaranty. Accordingly, as used herein, references to “Landlord” shall mean the original Landlord under the Lease as set forth above, together with the successors and assigns from time to time of the interest of the Landlord under the Lease, and references to “Tenant” shall mean the original Tenant under the Lease as set forth above, together with the successors and assigns from time to time of the interest of the Tenant under the Lease.

This Guaranty is executed as a sealed Massachusetts instrument as of the date first set forth above.

GUARANTOR:

TRIPADVISOR, INC., a Delaware corporation

By:	/s/ Julie M.B. Bradley
Name:	Julie M.B. Bradley
Title:	Chief Financial Officer

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